Exhibit 99.2
SUPPLEMENTAL OPERATING AND
FINANCIAL DATA
FOR THE QUARTER ENDED
MARCH 31, 2008
Erdman Place — Madison, Wisconsin
All amounts shown in this report are unaudited.
This Supplemental Operating and Financial Data package is not an offer to sell or solicitation to buy securities of Cogdell Spencer Inc. Any offers to sell or solicitation to buy securities of Cogdell Spencer Inc. shall be made only by means of a prospectus approved for that purpose.

Company Overview
     Cogdell Spencer Inc. (the “Company”) is a fully-integrated, self-administered, and self-managed real estate investment trust (“REIT”) that invests in specialty office buildings for the medical profession, including medical offices and ambulatory surgery and diagnostic centers. The Company focuses on the ownership, development, redevelopment, acquisition, and management of strategically located medical office buildings and other healthcare related facilities in the United States of America. The Company has been built around understanding and addressing the specialized real estate needs of the healthcare industry.
     On March 10, 2008, the Company merged with Marshall Erdman & Associates, Inc. (“Erdman”). Erdman is a market-leading provider of design-build healthcare facilities throughout the United States of America. Erdman’s service offerings include advance planning, architecture, engineering, and construction. Combined, the Company is a fully integrated healthcare facilities company providing services from conceptual planning to long-term property management.

Core Capabilities
Marshall Erdman
Advanced Planning
Design
Construction
Core Capabilities
Cogdell Spencer
Construction
Development
Acquisitions
Property Management

     The Company is building a national portfolio of investment healthcare properties located on hospital campuses. Since the Company’s initial public offering in 2005, the Company has acquired properties in four new states and multiple new markets. During the three months ended March 31, 2008, the Company acquired two off-market acquisitions that were a result of strong relationships with existing clients. Client relationships and advance planning services provided by Erdman also gives the Company the ability to be included in the initial project discussions that can lead to ownership and investment in healthcare properties.

     The Company’s development team has completed three projects since the Company’s initial public offering in 2005. In the fourth quarter of 2007, the Company broke ground on the St. Luke’s Riverside Outpatient Campus project, which is a $100 million, 400,000 square foot, four building project. The Company will retain ownership in the two medical office buildings, which are valued between $35 and $40 million.
     Erdman has designed, engineered, or built over 5,000 healthcare facilities, which support more than 50,000 physicians since its founding in 1951. In 2007, Erdman achieved $324 million in revenue and increased its backlog. Modern Healthcare ranked Erdman as the number one healthcare design-build firm for 2007.
     The Company’s property management team has a proactive, customer-focused service approach that leads to faster response times and greater resources to serve tenants. The Company’s management believes that a strong internal property management capability is a vital component of the Company’s business, both for the properties that the Company owns and for those that the Company manages. In 2008, the Company will continue celebrations with the “Celebrating 25 Years” Campaign, which recognizes the long term relationships between the Company and its healthcare system clients and partners.
     As of March 31, 2008, the Company owned or managed healthcare properties located in 13 states and had regional offices located throughout the country to support property management and design-build services. Most of the Company’s wholly-owned properties are located on hospital campuses.

Cogdell Spencer Inc.
Investor Information

Board of Directors		Senior Management

James W. Cogdell	Frank C. Spencer	James W. Cogdell	Frank C. Spencer
Chairman	President & CEO	Chairman	President & CEO

John R. Georgius	Richard B. Jennings	Charles M. Handy	Heidi M. Wilson
		Chief Financial Officer	Executive Vice President
Christopher E. Lee	David J. Lubar

Richard C. Neugent	Randolph D. Smoak, M.D.

Equity Research Coverage

Banc of America Securities	KeyBanc Capital Markets
Dustin Pizzo — 212.847.5771	Jordan Sadler — 917.368.2280

BMO Capital Markets	Raymond James & Associates
Richard Anderson — 212.885.4180	Paul D. Puryear — 727.567.2253

Janney Montgomery Scott	SmithBarney Citigroup
Stephanie Krewson — 215.665.6385	Craig Melcher — 212.816.1909

Company Information

Corporate Headquarters	Trading Symbol	Transfer Agent	Investor Relations
4401 Barclay Downs Drive	CSA	Continental Stock	Dana A. Crothers
Suite 300		Transfer & Trust	Marketing Director
Charlotte, NC 28209	Stock Exchange Listing		704.940.2904
Tel: 704.940.2900	New York Stock Exchange
Fax: 704.940.2957
www.cogdellspencer.com
This supplemental package contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements reflect the Company’s views about future events and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause actual results to differ materially. Factors that may contribute to these differences include, but are not limited to the following: market trends; our ability to obtain future financing arrangements; our ability to renew ground leases; our ability to integrate the operations of Marshall Erdman & Associates with our operations; defaults by tenants; and changes in the reimbursement available to our tenants by government or private payors. For a further list and description of such risks and uncertainties, see the reports filed by the Company with the Securities and Exchange Commission, including the Company’s Form 10-K for the year ended December 31, 2007. Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be realized. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Cogdell Spencer Inc.
First Quarter 2008
Financial and Operating Highlights
(in thousands, except per share amounts, years, ratios and portfolio statistics)

Three Months Ended
March 31, 2008
Selected Operating Data
Rental income	$18,393
Straight line rent	113
Fair value lease revenues (1)	185

Rental revenue	18,691
Property management and other fees	841

Revenue from property operations	$19,532
Costs related to property operations	$7,199
Property operations gross margin	63%

Design-Build contract revenue and other sales	$23,936
Costs related to design-build contract revenue and other sales	$21,043
Design-build and development gross margin	12%

EBITDA (2)	$11,555
Interest expense	$5,096

Net loss	$(1,801)
Net loss per share — diluted	$(0.13)

Funds from Operations (“FFO”) (3)	$5,147
FFO per share and unit — diluted (3)	$0.26

Funds from Operations Modified (“FFOM”) (3)	$5,795
FFOM per share and unit — diluted (3)	$0.29

Distributions declared per share and unit	$0.35

As of
March 31, 2008
Selected Balance Sheet Data
Cash and cash equivalents	$13,581
Book value of real estate assets before depreciation	$524,803
Total assets	$913,228
Total liabilities	$640,785
Minority interests and stockholders’ equity	$272,443

Debt
Weighted average interest rate	5.7%
Weighted average remaining maturity (years)	3.7
Debt / total market capitalization	54%
Debt / total assets	50%

As of
March 31, 2008
Capitalization
Debt	$457,105
Common shares outstanding	15,403
Units outstanding	9,043
Total common shares and units outstanding	24,446
Share price at end of period	$15.72
Equity value at end of period (4)	$384,291
Total market capitalization	$841,396

Portfolio Statistics — In-service, Consolidated Properties
Number of properties	60
Total square footage	3,237,065
Occupancy	93.7%

(1)	Represents the net adjustment for above and below market leases which are being amortized over the remaining term of the respective leases from the date of the acquisition.

(2)	For a definition and discussion and a quantitative reconciliation of the differences between EBITDA and net loss, see page 9.

(3)	For a definition and discussion and a quantitative reconciliation of the differences between FFO, FFOM, and net loss, see page 8.

(4)	Assuming conversion of 100% of the operating partnership units into shares of common stock.

Cogdell Spencer Inc.
First Quarter 2008
Condensed Consolidated Balance Sheets
(unaudited and in thousands)

	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007
Assets
Real estate properties:
Operating real estate properties	$508,203	$486,279	$458,327	$421,847	$364,097
Less: Accumulated depreciation	(50,805)	(44,596)	(39,065)	(33,504)	(28,489)

Total operating real estate properties, net	457,398	441,683	419,262	388,343	335,608
Construction in process	16,600	13,380	10,110	13,857	20,449

Total operating real estate properties, net	473,998	455,063	429,372	402,200	356,057
Cash and cash equivalents	13,581	3,555	3,184	4,177	4,985
Restricted cash	22,874	1,803	1,311	1,113	874
Tenant and accounts receivable	53,124	2,249	2,336	1,977	1,823
Goodwill and intangible assets, net	321,922	31,589	29,345	28,532	27,736
Other assets	27,729	11,978	10,104	10,201	9,130

Total assets	$913,228	$506,237	$475,652	$448,200	$400,605

Liabilities and Stockholders’ Equity
Mortgage notes payable	$241,105	$237,504	$233,629	$210,855	$182,820
Revolving credit facility	116,000	79,200	46,100	34,000	11,500
Term Loan	100,000	—	—	—	—
Accounts payable	31,607	5,817	5,749	7,315	7,110
Billings in excess of costs and estimated earnings on uncompleted contracts	38,875	—	—	—	—
Deferred income taxes	42,893	217	245	245	245
Payable to MEA shareholders	32,405	—	—	—	—
Other liabilities	37,900	21,243	19,619	17,945	15,688

Total liabilities	640,785	343,981	305,342	270,360	217,363
Minority interests and stockholders’ equity	272,443	162,256	170,310	177,840	183,242

Total liabilities and stockholders’ equity	$913,228	$506,237	$475,652	$448,200	$400,605

Cogdell Spencer Inc.
First Quarter 2008
Condensed Consolidated Statements of Operations
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended
	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007
Revenues:
Rental revenue	$18,691	$17,685	$16,399	$14,624	$14,321
Design-Build contract revenue and other sales	23,936	—	—	—	—
Property management and other fees	841	864	874	826	943
Development management and other income	19	14	25	21	230

Total revenues	43,487	18,563	17,298	15,471	15,494

Expenses:
Property operating and management	7,199	6,937	6,797	6,064	5,905
Costs related to design-build contract revenue and other sales	21,043	—	—	—	—
Selling, general, and administrative	4,306	2,075	1,532	1,657	2,107
Depreciation and amortization	9,025	7,094	7,273	6,749	6,642

Total expenses	41,573	16,106	15,602	14,470	14,654

Income from operations before other income (expense)	1,914	2,457	1,696	1,001	840

Other income (expense):
Interest and other income, net	255	309	183	178	404
Interest expense	(5,096)	(4,640)	(4,101)	(3,188)	(4,035)
Equity in earnings of unconsolidated partnerships	3	23	2	4	(9)

Total other income (expense)	(4,838)	(4,308)	(3,916)	(3,006)	(3,640)

Loss from operations before income tax expense (benefit)	(2,924)	(1,851)	(2,220)	(2,005)	(2,800)

Income tax expense (benefit)	(358)	(34)	(19)	26	144

Loss from operations	(2,566)	(1,817)	(2,201)	(2,031)	(2,944)

Minority interests in real estate partnerships	13	(30)	(16)	(22)	(17)
Minority interests in operating partnership	752	512	615	562	1,048

Net loss	$(1,801)	$(1,335)	$(1,602)	$(1,491)	$(1,913)

Per share data — basic and diluted:
Net loss — basic and diluted	$(0.13)	$(0.11)	$(0.13)	$(0.12)	$(0.23)

Weighted average common shares — basic and diluted (1)	14,364	11,935	11,934	11,931	8,334

(1)	Shares of unvested restricted common stock are anti-dilutive due to the net loss.

Cogdell Spencer Inc.
First Quarter 2008
Business Segment Reporting
(in thousands)
(unaudited)

		Design-Build
	Property	and	Unallocated
Three months ended March 31, 2008:	Operations	Development	and Other	Total

Revenues:
Rental revenue	$18,691	$—	$—	$18,691
Design-Build contract revenue and other sales	—	23,936	—	23,936
Property management and other fees	841	—	—	841
Development management and other income	—	19	—	19

Total revenues	19,532	23,955	—	43,487

Operating expenses:
Property operating and management	7,199	—	—	7,199
Costs related to design-build revenue and other sales	—	21,043	—	21,043
Selling, general and administrative	—	1,881	—	1,881

Total operating expenses	7,199	22,924	—	30,123

Net operating income	12,333	1,031	—	13,364

Other income (expense)	161	40	54	255
Corporate general and administrative expenses	—	—	(2,425)	(2,425)
Interest expense	—	—	(5,096)	(5,096)
Provision for income taxes applicable to funds from operations modified	—	—	(64)	(64)
Depreciation and amortization	—	(115)	(52)	(167)
Earnings from unconsolidated real estate partnerships, before real estate related depreciation and amortization	6	—	—	6
Minority interests in real estate partnerships, before real estate related depreciation and amortization	(78)	—	—	(78)

Funds from operations modified (“FFOM”)	12,422	956	(7,583)	5,795

Amortization of intangibles related to purchase accounting, net of income tax benefit	(42)	(1,028)	422	(648)

Funds from operations (“FFO”)	12,380	(72)	(7,161)	5,147

Real estate related depreciation and amortization	(7,700)	—	—	(7,700)
Minority interests in operating partnership	—	—	752	752

Net income (loss)	$4,680	$(72)	$(6,409)	$(1,801)

Cogdell Spencer Inc.
First Quarter 2008
Reconciliation of Net Loss to Funds from Operations and Funds from Operations Modified (1)
(in thousands, except per share and unit amounts)
(unaudited)

	Three Months Ended
	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007
Net loss	$(1,801)	$(1,335)	$(1,602)	$(1,491)	$(1,913)
Plus minority interests in operating partnership	(752)	(512)	(615)	(562)	(1,048)
Plus real estate related depreciation and amortization (2)	7,700	6,959	7,180	6,658	6,552

Funds from Operations (FFO) (1)	5,147	5,112	4,963	4,605	3,591
Plus amortization of intangibles related to purchase accounting, net of tax benefit	648	26	26	26	26

Funds from Operations Modified (FFOM) (1)	5,795	5,138	4,989	4,631	3,617

FFO per share and unit — basic and diluted	$0.26	$0.31	$0.30	$0.28	$0.28
FFOM per share and unit — basic and diluted	$0.29	$0.31	$0.30	$0.28	$0.28

Weighted average shares and units outstanding — basic	19,972	16,506	16,530	16,437	12,919
Weighted average shares and units outstanding — diluted	19,985	16,519	16,545	16,455	12,939

(1)	FFO is a supplemental non-GAAP financial measure used by the real estate industry to measure the operating performance of real estate companies. The Company presents FFO and FFOM because it considers them important supplemental measures of operational performance. The Company believes FFO is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate assets diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. Because FFO excludes depreciation and amortization unique to real estate, gains and losses from property dispositions and extraordinary items, it provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities and interest costs, providing a perspective not immediately apparent from net income. The Company computes FFO in accordance with standards established by the Board of Governors of NAREIT in its March 1995 White Paper (as amended in November 1999 and April 2002), which may differ from the methodology for calculating FFO utilized by other equity REITs and, accordingly, may not be comparable to such other REITs. Further, FFO does not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations, or other commitments and uncertainties. FFO should not be considered as an alternative to net income (loss) (computed in accordance with GAAP) as an indicator of the Company’s performance, nor is it indicative of funds available to fund its cash needs, including its ability to pay dividends or make distributions. FFOM adds back to traditionally defined FFO non-cash amortization of non-real estate related intangible assets associated with purchase accounting.

(2)	Real estate depreciation and amortization consists of depreciation and amortization from wholly-owned real estate properties and the Company’s share of real estate depreciation and amortization from consolidated and unconsolidated real estate partnerships.

Cogdell Spencer Inc.
First Quarter 2008
Coverage Ratios
(in thousands, except ratio amounts)

Three Months Ended
March 31, 2008
Interest coverage ratio:
EBITDA	$11,555
Cash paid for interest	$4,874

Interest coverage ratio	2.4

Fixed charge coverage ratio:
EBITDA	$11,555
Fixed charges:
Cash paid for interest	$4,874
Principal payments	717

Total fixed charges	$5,591

Fixed charge coverage ratio	2.1

Reconciliation of Earnings Before Interest, Taxes,
Depreciation and Amortization (“EBITDA”) (1)
(in thousands)

Three Months Ended
March 31, 2008
Reconciliation of net loss to EBITDA:
Net loss	$(1,801)
Minority interests	(765)
Interest expense	5,096
Depreciation and amortization	9,025

EBITDA	$11,555

(1)	The Company believes that earnings before interest, income taxes, depreciation and amortization, or EBITDA, is a useful supplemental performance measure because it allows investors to view the Company’s performance without the impact of noncash depreciation and amortization or the cost of debt or minority interests. In addition, the Company believes that EBITDA is frequently used by securities analysts, investors, and other interested parties in the evaluation of REITs. Because EBITDA is calculated before recurring cash charges including interest expense and income taxes, and is not adjusted for capital expenditures or other recurring cash requirements of the Company’s business, its utility as a measure of the Company’s performance is limited. Accordingly, EBITDA should be considered only as a supplement to net loss (computed in accordance with GAAP) as a measure of financial performance. Other equity REITs may calculate EBITDA differently; accordingly, the Company’s EBITDA may not be comparable to such other equity REITs’ EBITDA.

Cogdell Spencer Inc.
First Quarter 2008
Consolidated Debt Analysis as of March 31, 2008
(dollars in thousands)

	Stated
	interest	Interest		Principal
	rate	Rate		Balance	Maturity	Amortization
	%	%		$	Date	(Years)

Fixed rate secured mortgage loans — wholly-owned properties
Baptist Northwest Medical Park	8.25	8.25		$2,232	2/1/2011	25
Barclay Downs	6.50	6.50		4,535	11/15/2012	25
Beaufort Medical Plaza	LIBOR + 0.95	5.96	(1)	4,989	8/18/2008	25
Birkdale Medical Village	6.75	6.75		7,453	10/1/2008	25
Central New York Medical Center	6.22	6.22		24,500	5/15/2017	Interest only
East Jefferson Medical Office Building	6.01	6.01		9,343	8/10/2014	25
Hanover Medical Office Building One	6.00	6.00		4,919	11/1/2009	25
Healthpark Medical Office Building	5.35	5.35		8,700	1/1/2010	Interest only
Medical Arts Center of Orangeburg	6.95	6.95		2,510	6/18/2008	20
Methodist Professional Center I	LIBOR + 1.30	6.25	(1)	30,000	10/31/2009	Interest only
Mulberry Medical Park	6.49	6.49		1,035	4/15/2010	20
One Medical Park — HMOB	5.93	5.93		5,487	11/1/2013	20
Parkridge MOB	5.68	5.68		13,500	6/1/2017	Interest only	(4)
Peerless Medical Center	6.06	6.06		7,516	9/1/2016	30
Providence MOB I, II and III	6.12	6.12		8,746	1/12/2013	25
River Hills Medical Plaza	LIBOR + 2.00	6.97	(1)	2,948	11/30/2008	22
Rocky Mount Kidney Center	6.25	6.25		1,061	1/21/2009	20
Roper MOB	LIBOR + 1.50	6.45	(1)	9,448	7/10/2009	18
Rowan Outpatient Surgery Center	6.00	6.00		3,382	7/6/2014	25
St. Francis CMOB, St. Francis MOB	LIBOR + 1.40	6.51	(1)	7,144	6/15/2008	Interest only
St. Francis Medical Plaza, St. Francis Women’s Center	LIBOR + 1.55	6.66	(1)	7,673	6/15/2008	Interest only
Summit Professional Plaza I and II	6.18	6.18		15,925	9/1/2017	Interest only
Three Medical Park	5.55	5.55		8,025	3/25/2014	25

Total / weighted average fixed rate secured mortgages		6.18		191,071

Variable rate secured mortgage loans — wholly-owned properties
Copperfield Medical Mall, Harrisburg Medical Mall, Midland Medical Mall and Weddington Internal Pediatric Medicine	LIBOR + 1.50	4.20	(3)	8,670	12/15/2014	25
Harrisburg Family Physicians Building, Lincoln/Lakemont Family Practice Center, Northcross Family Medical Practice Building and Randolph Medical Park	LIBOR + 1.85	4.55	(1)	8,603	9/10/2008	25
Rocky Mount Medical Park	Prime	5.25	(2)	7,634	8/15/2010	25

Total / weighted average variable rate secured mortgages		4.64		24,907

Secured revolving credit facility	LIBOR + 1.25	3.95		86,000	3/10/2011	Interest only
	LIBOR + 1.25	6.36	(1)	30,000	3/10/2011	Interest only

		4.58		116,000

Term loan	LIBOR + 3.50	6.32	(1)	100,000	3/10/2011	Interest only

Consolidated real estate partnerships
Cogdell Health Campus MOB, LP	LIBOR + 1.20	5.23	(1)	11,025	3/2/2015	25
Mebane Medical Investors, LLC (construction loan)	LIBOR + 1.30	4.00		9,657	5/1/2010	Interest only	(5)
Rocky Mount MOB LLC	6.75	6.75		4,148	6/21/2008	25

Total / weighted average consolidated real estate partnerships		5.01		24,830

				456,808
Unamortized premium				297

Total / weighted average debt		5.66		$457,105

(1)	Represents the fixed rate for floating rate loans that have been swapped to fixed

(2)	Maximum interest of 7.25%; Minimum interest of 4.25%

(3)	Maximum interest of 8.25%; Minimum interest of 3.25%

(4)	Interest only through June 2012. Principal and interest payments from July 2012 through June 2017

(6)	Interest only through May 2009. Principal and interest payments from June 2009 through May 2010

Cogdell Spencer Inc.
First Quarter 2008
Consolidated Debt Analysis as of March 31, 2008 (continued)
(dollars in thousands)

	% of	Weighted Average
	Total Debt	Maturity (Years)
Fixed rate mortgages	41.8%	4.6
Variable rate mortgages	5.5%	3.2
Secured credit facility	25.4%	2.9
Term loan	21.9%	2.9
Consolidated real estate partnerships	5.4%	2.9

	100.0%	3.7

Future maturities and principal payments
2008		$47,460
2009		47,284
2010		28,451
2011		220,091
2012		6,408
Thereafter		107,114
		$456,808

Secured credit facility — matures March 10, 2011
Facility		$150,000
Less: Outstanding		116,000
Less: Letters of credit		2,113

Availability		$31,887

Capitalized interest — 1Q 2008		$43

Cogdell Spencer Inc.
First Quarter 2008

Property Listing as of March 31, 2008

					Annualized Rent
		Net Rentable	Occupancy	Annualized	Per Leased
	Location	Square Feet	Rate	Rent	Square Foot
California
Verdugo Professional Building I	Glendale	63,887	96.3%	$1,851,415	$30.09
Verdugo Professional Building II	Glendale	42,906	86.5%	1,170,154	31.52

		106,793	92.4%	3,021,569	30.63

Georgia
Augusta POB I	Augusta	99,494	94.0%	1,250,155	13.37
Augusta POB II	Augusta	125,634	93.2%	2,524,841	21.56
Augusta POB III	Augusta	47,034	100.0%	921,485	19.59
Augusta POB IV	Augusta	55,134	100.0%	976,366	17.71
Summit Professional Plaza I	Brunswick	33,039	93.5%	808,505	26.18
Summit Professional Plaza II	Brunswick	64,233	96.7%	1,795,454	28.89

		424,568	95.6%	8,276,806	20.40

Indiana
Methodist Professional Center I (3)	Indianapolis	150,034	100.0%	3,437,678	22.91
Methodist Professional Center II (sub-lease)	Indianapolis	24,080	100.0%	606,823	25.20

		174,114	100.0%	4,044,501	23.23

Kentucky
Our Lady of Bellefonte	Ashland	46,907	100.0%	1,163,020	24.79
Adjacent parking deck				850,766

		46,907	100.0%	2,013,786	24.79	(2)

Louisiana
East Jefferson Medical Office Building	Metairie	119,921	96.3%	2,445,655	21.17
East Jefferson Medical Plaza	Metairie	123,184	99.2%	2,765,296	22.63
East Jefferson Medical Specialty Building	Metairie	10,809	100.0%	968,693	89.62

		253,914	97.9%	6,179,644	24.87

New York
Central New York Medical Center (4)	Syracuse	111,634	100.0%	3,058,859	27.40

North Carolina
Barclay Downs	Charlotte	38,395	100.0%	851,975	22.19
Birkdale Medical Village	Huntersville	64,669	100.0%	1,387,100	21.45
Birkdale Retail	Huntersville	8,269	100.0%	214,442	25.93
Cabarrus POB	Concord	84,972	98.2%	1,822,001	21.84
Copperfield Medical Mall	Concord	26,000	100.0%	589,518	22.67
Copperfield MOB	Concord	61,789	87.9%	1,250,799	23.04
East Rocky Mount Kidney Center	Rocky Mount	8,043	100.0%	165,956	20.63
Gaston Professional Center	Gastonia	114,956	100.0%	2,654,993	23.10
Adjacent parking deck				606,141
Harrisburg Family Physicians Building	Harrisburg	8,202	100.0%	215,591	26.29
Harrisburg Medical Mall	Harrisburg	18,360	100.0%	471,708	25.69
Lincoln/Lakemont Family Practice Center	Lincolnton	16,500	100.0%	375,420	22.75
Mallard Crossing Medical Park	Charlotte	52,540	90.1%	1,234,707	26.09
Midland Medical Mall	Midland	14,610	92.1%	381,489	28.36
Mulberry Medical Park	Lenoir	24,992	94.8%	479,034	20.22
Northcross Family Medical Practice Building	Charlotte	8,018	100.0%	225,390	28.11
Randolph Medical Park	Charlotte	84,131	60.9%	1,103,387	21.54
Rocky Mount Kidney Center	Rocky Mount	10,105	100.0%	198,765	19.67
Rocky Mount Medical Office Building (1)	Rocky Mount	35,393	95.7%	871,907	25.75
Rocky Mount Medical Park	Rocky Mount	96,993	100.0%	1,943,948	20.04
Rowan Outpatient Surgery Center	Salisbury	19,464	100.0%	424,549	21.81
Weddington Internal & Pediatric Medicine	Concord	7,750	100.0%	189,977	24.51

		804,151	93.6%	17,658,797	22.65	(2)

Cogdell Spencer Inc.
First Quarter 2008

Property Listing as of March 31, 2008 (Continued)

					Annualized Rent
		Net Rentable	Occupancy	Annualized	Per Leased
	City	Square Feet	Rate	Rent	Square Foot
Pennsylvania
Lancaster Rehabilitation Hospital	Lancaster	52,878	100.0%	1,095,800	20.72
Lancaster General Health Campus MOB (1)	Lancaster	64,214	92.9%	1,640,679	27.50

		117,092	96.1%	2,736,479	24.31

South Carolina
190 Andrews	Greenville	25,902	100.0%	598,580	23.11
Baptist Northwest	Columbia	38,703	52.7%	427,137	20.94
Beaufort Medical Plaza	Beaufort	59,340	100.0%	1,250,665	21.08
Mary Black Westside MOB	Spartanburg	37,455	100.0%	783,520	20.92
Medical Arts Center of Orangeburg	Orangeburg	49,324	99.4%	917,695	18.72
Mt. Pleasant MOB	Mt. Pleasant	38,735	77.4%	761,237	25.40
One Medical Park — HMOB	Columbia	69,840	100.0%	1,621,322	23.21
Parkridge MOB	Columbia	89,451	94.6%	1,892,537	22.36
Providence MOB I	Columbia	48,500	100.0%	1,016,307	20.95
Providence MOB II	Columbia	23,280	100.0%	469,446	20.17
Providence MOB III	Columbia	54,417	73.4%	870,217	21.77
River Hills Medical Plaza	Little River	27,566	100.0%	865,261	31.39
Roper MOB	Charleston	122,785	87.0%	2,178,275	20.38
St. Francis Community Medical Office Building	Greenville	45,140	100.0%	1,239,997	27.47
St. Francis Medical Office Building	Greenville	49,767	87.0%	927,523	21.43
St. Francis Medical Plaza	Greenville	62,724	61.7%	761,074	19.66
St. Francis Women’s Center	Greenville	57,590	76.5%	919,820	20.89
Three Medical Park	Columbia	88,755	93.8%	1,888,398	22.67
West Medical I	Charleston	28,734	100.0%	777,309	27.05

		1,018,008	89.0%	20,166,320	22.26

Tennessee
Healthpark Medical Office Building	Chattanooga	52,151	100.0%	1,875,984	35.97
Peerless Medical Center	Cleveland	40,506	100.0%	1,183,991	29.23

		92,657	100.0%	3,059,975	33.02

Virginia
Hanover Medical Office Building I	Mechanicsville	56,610	100.0%	1,568,373	27.70
St. Mary’s Medical Office Building North	Richmond	30,617	90.1%	677,650	24.57

		87,227	96.5%	2,246,023	26.68

Total		3,237,065	93.7%	$72,462,759	$23.40	(2)

(1)	Consolidated real estate partnership.

(2)	Excludes annualized rent of adjacent parking decks to Our Lady of Bellefonte and Gaston Professional Center from calculation.

(3)	Parking revenue from an adjacent parking deck is approximately $71,000 per month, or $852,000 annualized.

(4)	Parking revenue from an adjacent parking deck is approximately $113,000 per month, or $1,356,000 annualized.

Cogdell Spencer Inc.
First Quarter 2008

Property Occupancy Rates

	3/31/2008	12/31/2007	9/30/2007	6/30/2007	3/31/2007	12/31/2006
California
Verdugo Professional Building I	96.3%	94.2%	94.2%	94.2%	94.2%	88.4%
Verdugo Professional Building II	86.5%	86.5%	82.4%	83.8%	83.8%	88.2%
Georgia
Augusta POB I	94.0%	91.6%	92.9%	91.6%	94.0%	99.5%
Augusta POB II	93.2%	93.2%	93.2%	93.2%	93.2%	93.2%
Augusta POB III	100.0%	100.0%	100.0%	90.0%	90.0%	90.0%
Augusta POB IV	100.0%	100.0%	100.0%	100.0%	100.0%	85.2%
Summit Professional Plaza I	93.5%	93.5%	93.5%	n/a	n/a	n/a
Summit Professional Plaza II	96.7%	96.0%	96.0%	n/a	n/a	n/a
Indiana
Methodist Professional Center I	100.0%	100.0%	92.8%	94.7%	94.7%	94.7%
Methodist Professional Center II (sub-lease)	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Kentucky
Our Lady of Bellefonte	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Louisiana
East Jefferson Medical Office Building	96.3%	96.3%	100.0%	100.0%	100.0%	100.0%
East Jefferson Medical Plaza	99.2%	n/a	n/a	n/a	n/a	n/a
East Jefferson Medical Specialty Building	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
New York
Central New York Medical Center	100.0%	100.0%	100.0%	100.0%	n/a	n/a
North Carolina
Barclay Downs	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Birkdale Medical Village	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Birkdale Retail	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Cabarrus POB	98.2%	98.2%	98.2%	96.6%	96.6%	96.6%
Copperfield Medical Mall	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Copperfield MOB	87.9%	87.9%	87.9%	87.9%	87.9%	82.7%
East Rocky Mount Kidney Center	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Gaston Professional Center	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Harrisburg Family Physicians Building	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Harrisburg Medical Mall	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Lincoln/Lakemont Family Practice Center	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Mallard Crossing Medical Park	90.1%	94.1%	94.1%	89.5%	89.5%	89.5%
Midland Medical Mall	92.1%	92.1%	92.1%	92.1%	92.1%	92.1%
Mulberry Medical Park	94.8%	85.4%	85.2%	85.2%	85.2%	94.8%
Northcross Family Medical Practice Building	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Randolph Medical Park	60.9%	60.9%	92.8%	94.0%	90.8%	94.6%
Rocky Mount Medical Office Building	100.0%	95.7%	89.6%	89.6%	89.6%	89.6%
Rocky Mount Kidney Center	95.7%	100.0%	100.0%	100.0%	100.0%	100.0%
Rocky Mount Medical Park	100.0%	96.9%	96.9%	96.9%	95.8%	95.8%
Rowan Outpatient Surgery Center	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Weddington Internal & Pediatric Medicine	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Cogdell Spencer Inc.
First Quarter 2008

Property Occupancy Rates (Continued)

	3/31/2008	12/31/2007	9/30/2007	6/30/2007	3/31/2007	12/31/2006
Pennsylvania
Lancaster Rehabilitation Hospital	100.0%	100.0%	100.0%	100.0%	n/a	n/a
Lancaster General Health Campus MOB	92.9%	87.8%	n/a	n/a	n/a	n/a
South Carolina
190 Andrews	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Baptist Northwest	52.7%	52.7%	52.7%	52.7%	52.7%	100.0%
Beaufort Medical Plaza	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Mary Black Westside MOB	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Medical Arts Center of Orangeburg	99.4%	100.0%	100.0%	100.0%	100.0%	100.0%
Mt. Pleasant MOB	77.4%	77.4%	77.4%	77.4%	77.4%	77.4%
One Medical Park — HMOB	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Parkridge MOB	94.6%	94.6%	94.6%	94.6%	94.6%	94.6%
Providence MOB I	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Providence MOB II	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Providence MOB III	73.4%	69.2%	69.2%	69.2%	63.3%	94.1%
River Hills Medical Plaza	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Roper MOB	87.0%	92.6%	92.6%	90.6%	93.0%	90.7%
St. Francis Community Medical Office Building	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
St. Francis Medical Office Building	87.0%	87.0%	100.0%	95.9%	95.6%	95.6%
St. Francis Medical Plaza	61.7%	61.7%	61.7%	53.1%	52.1%	53.1%
St. Francis Women’s Center	76.5%	79.4%	78.0%	61.4%	65.1%	65.2%
Three Medical Park	93.8%	93.8%	93.8%	93.8%	100.0%	100.0%
West Medical I	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Tennessee
Healthpark Medical Office Building	100.0%	100.0%	n/a	n/a	n/a	n/a
Peerless Medical Center	100.0%	100.0%	n/a	n/a	n/a	n/a
Virginia
Hanover Medical Office Building I	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
St. Mary’s Medical Office Building North	90.1%	n/a	n/a	n/a	n/a	n/a

Cogdell Spencer Inc.
First Quarter 2008

Lease Expirations for Leases In Place at March 31, 2008

			Percentage of Net		Percentage of	Annualized Rent
	Number of	Net Rentable	Rentable Square	Annualized	Property	Per Leased
	Leases Expiring	Square Feet	Feet	Rent	Annualized Rent	Square Foot
Available		203,166	6.3%		—	$—
2008	106	309,479	9.6%	6,520,023	9.0%	21.07
2009	118	396,971	12.3%	9,228,059	12.7%	23.25
2010	106	440,736	13.6%	9,754,266	13.5%	22.13
2011	71	276,444	8.5%	6,184,912	8.5%	22.37
2012	126	627,151	19.4%	16,241,239	22.4%	23.57 (1)
2013	37	210,640	6.5%	4,618,351	6.4%	21.93
2014	35	207,334	6.4%	4,920,652	6.8%	23.73
2015	19	63,894	2.0%	1,687,389	2.3%	26.41
2016	10	46,905	1.4%	1,006,239	1.4%	21.45
2017	30	195,614	6.0%	5,533,357	7.6%	28.29
Thereafter	19	258,731	8.0%	6,768,272	9.3%	26.16

Total	677	3,237,065	100.0%	$72,462,759	100.0%	$23.40 (1)

(1)	Excludes annualized rent of adjacent parking decks to Our Lady of Bellefonte and Gaston Professional Center from calculation.

Ten Largest Tenants by Annualized Rent at March 31, 2008

	Tenant	Annualized Rent	Percent of Portfolio
1	Carolinas HealthCare System	$5,069,466	7.0%
2	Palmetto Health Alliance	3,699,470	5.1%
3	Bon Secours St. Francis Hospital	2,554,091	3.5%
4	University Hospital (Augusta, GA)	2,008,001	2.8%
5	Gaston Memorial Hospital	1,995,198	2.8%
6	Jefferson Parish Hospital District	1,871,977	2.6%
7	Our Lady of Bellefonte Hospital	1,639,392	2.3%
8	Boice-Willis Clinic	1,505,553	2.1%
9	Clarian Health Partners, Inc.	1,165,751	1.6%
10	Lancaster Rehabilition Hospital	1,095,800	1.5%

		$22,604,699	31.2%

Capital Expenditures
(in thousands)

	Three Months Ended
	March 31, 2008	Dec. 31, 2007	Sept. 30, 2007	June 30, 2007	March 31, 2007
Capital expenditures:
Recurring capital expenditures	$633	$1,354	$378	$330	$150
Planned capital expenditures associated with property acquisitions	24	82	333	202	264
Second generation tenant improvements	833	837	766	1,460	1,095

Total capital expenditures	$1,490	$2,273	$1,477	$1,992	$1,509

Cogdell Spencer Inc.
First Quarter 2008

Acquisitions and Completed Developments for the period January 1, 2007 through March 31, 2008
(dollars in thousands)

			Date		Purchase Price /
			Acquired /	Net Rentable	Construction
Property	Location	Type	In-service	Square Feet	Cost
Central New York Medical Center	Syracuse, NY	Acquisition	6/29/2007	111,634	$35,965
Lancaster Rehabilitation Hospital	Lancaster, PA	Development	2Q 2007	52,878	11,747
Summit Professional Plaza I	Brunswick, GA	Acquisition	8/30/2007	33,039	7,822
Summit Professional Plaza II	Brunswick, GA	Acquisition	8/30/2007	64,233	16,485
Lancaster General Health Campus MOB (1)	Lancaster, PA	Development	3Q 2007	62,214	13,700
Healthpark Medical Office Building	Chattanooga, TN	Acquisition	12/21/2007	52,151	16,370
Peerless Medical Center	Cleveland, TN	Acquisition	12/21/2007	40,506	11,993

Total 2007				416,655	$114,082

St. Mary’s Medical Office Building North	Richmond, VA	Acquisition	2/22/2008	30,617	4,449
East Jefferson Medical Plaza	Metairie, LA	Acquisition	2/28/2008	123,184	19,765

Total 2008				153,801	$24,213

(1)	Owned by Cogdell Health Campus MOB, LP, which is a consolidated real estate partnership. The Company had an 81% ownership interest at March 31, 2008.

Construction in Progress as of March 31, 2008
(dollars in thousands)

		Estimated	Net Rentable	Investment	Estimated Total	Percentage
Property	Location	Completion Date	Square Feet	to Date	Investment	Leased
Mebane Medical Office Building (1)	Mebane, NC	2Q 2008	60,000	$11,831	$16,200	85.6%
St. Luke’s Riverside MOB	Bethlehem, PA	4Q 2009	170,000	876	38,900	2.3%
Land and pre-construction developments			—	3,893	—

			230,000	$16,600	$55,100

(1)	Owned by Mebane Medical Investors, LLC, which is a consolidated real estate partnership.

The Company had a 45.1% ownership interest at March 31, 2008.

Lease-up Property as of March 31, 2008
(dollars in thousands)

			Net Rentable	Investment	Estimated Total	Percentage
Property	Location	Completion Date	Square Feet	to Date	Investment	Leased
Carolina Forest Medical Plaza	Horry County, SC	2Q 2007	38,902	$6,863	$7,400	43.2%